Supplement date June 1, 2020, to the prospectus:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

CG Variable Life Insurance Separate Account I
CG Variable Life Insurance Separate Account II
Variable Life Account B of Voya Retirement Insurance & Annuity Company

This supplement outlines certain changes to your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.
The MFS® Variable Insurance Trust II has notified us that the name of the following fund will be changed effective July 1, 2020. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund’s prospectus.
CURRENT FUND NAME	NEW FUND NAME

MFS® VIT II Strategic Income Portfolio	MFS® VIT II Income Portfolio

Please retain this supplement for future reference.